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       As filed with the Securities and Exchange Commission on May 7, 2001

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2001

                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     1-12620                51-0312772
           --------                     -------                ----------
(State or other jurisdiction of (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (203) 341-4000

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.    Other Events and Regulation FD Disclosure.

On May 7, 2001, we issued a press release pursuant to Rule 135c under the Securities Act of 1933 relating to our proposed offering of $350 million of senior subordinated notes. The press release is attached as Exhibit 99.1 to this report.

Our unaudited pro forma financial data as of and for the twelve months ended March 31, 2001 are attached as Exhibit 99.2 to this report.

Item 7.  Financial Statements and Exhibits

         ( c )    Exhibits

         Exhibit  Description
         -------  -----------

         99.1     Press release of Playtex Products, Inc., dated May 7, 2001

         99.2 Unaudited pro forma financial data as of and for the twelve months ended March 31, 2001


Item 9.    Regulation FD Disclosure.

Our unaudited pro forma financial data as of and for the twelve months ended March 31, 2001 are attached as Exhibit 99.2 to this report and are incorporated by reference into this report for purposes of this item only.

If the refinancing, as described in the Company's press release issued May 7, 2001, is completed, the Company expects to incur in the second quarter of 2001 an extraordinary loss, net of related income tax benefits of between $18.0 million and $19.0 million. The extraordinary loss will have a negative impact on earnings per share in the range of $0.28 and $0.30 assuming the dilutive shares outstanding as of the Company's first quarter ended March 31, 2001. As a result of the anticipated refinancing, described in the Company's press release issued May 7, 2001, the Company does not expect that the total financing costs for the remainder of the year will change materially when compared to its current debt structure. For additional information, see the Company's Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2001 on May 7, 2001.

THE MATTERS DESCRIBED IN THIS FILING CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES OR OTHER FACTORS BEYOND THE COMPANY'S CONTROL, WHICH MAY CAUSE MATERIAL DIFFERENCES IN ACTUAL RESULTS, PERFORMANCE OR OTHER EXPECTATIONS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, INTEREST RATES, COMPETITIVE MARKET PRESSURES, THE LOSS OF A SIGNIFICANT CUSTOMER, RAW MATERIAL AND MANUFACTURING COSTS, CAPACITY LIMITATIONS, THE ABILITY TO INTEGRATE ACQUISITIONS, ADVERSE PUBLICITY AND PRODUCT LIABILITY CLAIMS, CAPITAL STRUCTURE, THE IMPACT OF WEATHER CONDITIONS ON SALES, AND OTHER FACTORS DETAILED IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE SUCH INFORMATION.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PLAYTEX PRODUCTS, INC.

DATE:     MAY 7, 2001               By: /s/ GLENN A. FORBES
      --------------------              ----------------------------------------
                                        Glenn A. Forbes
                                        EXECUTIVE VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER
                                        (PRINCIPAL FINANCIAL AND ACCOUNTING
                                        OFFICER)